SUPPLEMENT DATED APRIL 30, 2026, TO THE:
PROSPECTUSES DATED DECEMBER 22, 2025 OF
Invesco QQQ TrustSM , Series 1 (QQQ)
and
PROSPECTUSES DATED DECEMBER 19, 2025 OF
INVESCO EXCHANGE-TRADED FUND TRUST ii
Invesco NASDAQ 100 ETF (QQQM)

(each, a “Fund” and together, the “Funds”)
Nasdaq, Inc., the index provider of the Nasdaq-100 Index®, the Funds’ underlying index (the “Underlying Index”), has announced certain changes to the Underlying Index methodology, which take effect on May 1, 2026. Accordingly, on that date, the Funds’ Prospectuses are revised as follows:
1.
The following disclosure replaces the first sentence of the second paragraph in the sections titled Principal Investment Strategies of the Funds’ Summary Prospectuses and Summary Information – Principal Investment Strategies of the Funds’ Statutory Prospectuses:
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to include securities of 100 of the largest domestic and international non-financial companies listed on U.S. Nasdaq-affiliated listing exchanges based on market capitalization.
2.
The following disclosure replaces the second sentence of the third paragraph in the sections titled Principal Investment Strategies of the Funds’ Summary Prospectuses and Summary Information – Principal Investment Strategies of the Funds’ Statutory Prospectuses:
The Underlying Index weights its component securities using a “modified market capitalization-weighted” methodology, which takes into account the market value of the component securities subject to certain weight restrictions pursuant to the Index Provider’s methodology.
3.
The following disclosure replaces the first sentence of the first paragraph in the section titled Additional Information About the Fund’s Strategies and Risks – The Nasdaq-100 Index® in the Funds’ Statutory Prospectuses:
The Underlying Index includes securities of 100 of the largest domestic and international non-financial companies listed on U.S. Nasdaq-affiliated listing exchanges based on market capitalization.
4.
The following disclosure replaces the second and third paragraphs in the section titled Additional Information About the Fund’s Strategies and Risks – The Nasdaq-100 Index® in the Funds’ Statutory Prospectuses:
To be eligible for inclusion in the Underlying Index, a security must meet additional criteria, including:
●
the security must have a three-month average daily traded value of at least $5 million;
●
the security may not be issued by an issuer currently in bankruptcy proceedings;
●
the issuer of the security generally may not have entered into a definitive agreement or other arrangement that would make it ineligible for inclusion in the Underlying Index and where the transaction is imminent as determined by the Index Provider;
●
if an issuer has listed multiple security classes, all security classes are eligible, subject to meeting all other eligibility criteria; and
●
the security must have traded for at least three full calendar months, not including the month of initial listing, on an eligible exchange (such as, but not limited to, The Nasdaq Stock Market LLC, the New York Stock Exchange, NYSE American or Cboe BZX), and is determined as of the constituent selection reference date, including that month.
In addition, certain newly listed issuers, such as those that are listed via an initial public offering (“IPO”) or ones that were recently listed on an eligible exchange, may be added to the Underlying Index on an expedited (“fast entry”) basis. Such issuers will be evaluated as of the end of their seventh trading day and will be added to the Underlying Index after 15 trading days (except that, if the 15th trading day falls in the same month as the scheduled reweighting or rebalance, then such issuers will either be added to the Underlying Index as part of the scheduled reweighting or rebalance or no sooner than five trading days after the scheduled reweighting or rebalance, as applicable per the requirements of the Index Provider's methodology). Issuers that are added to the Underlying Index on a fast entry basis must, among other things, satisfy all applicable eligibility criteria and their market capitalization must rank within the top 40 Underlying Index constituents. Fast entry additions will be weighted based on the Index Provider’s “modified market capitalization-weighted” methodology. Their addition to the Underlying Index will not require removal of another security and may temporarily increase the Underlying Index constituent count to more than 100.
The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. To be eligible for inclusion in the Underlying Index, a security must meet the applicable eligibility criteria based on data as of the last trading day in November. The Underlying Index is calculated under a “modified market capitalization-weighted” methodology, which takes into account the market value of the component securities subject to certain weight restrictions pursuant to the Index Provider’s methodology. At the annual weight adjustment, no security may exceed 15% of the Underlying Index. The Underlying Index is reweighted quarterly in March, June, September and December after the close of trading on the third Friday in those respective months. At the quarterly weight adjustment, no issuer may exceed 24% of the weight of the Underlying Index. The reweighting process uses data regarding the total outstanding shares and last sale price of all component securities as of the last trading day of the month prior to the reweighting (i.e., February, May, August and November, respectively). However, a special reweighting may be conducted at any time if certain weighting restrictions are exceeded based on end-of-day values. In addition, securities may be removed from the Underlying Index outside of a scheduled rebalance in certain situations, including, for example, if the Index Provider determines that a security has or will undergo a fundamental alteration that would make it ineligible for inclusion in the Underlying Index, or if it is determined to be necessary to maintain the integrity of the Underlying Index. Furthermore, certain corporate actions and events of issuers in the Underlying Index may require maintenance and adjustments to the Underlying Index.
Please Retain This Supplement For Future Reference.
P-QQQ-QQQM-SUMSTAT-SUP 043026